                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of September 30, 2000 is among SCHLOTZSKY'S, INC., a Texas corporation ("BORROWER"), each of the Lenders party to the Agreement referred to below, and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association (successor by consolidation to Wells Fargo Bank (Texas), National Association), as Agent for itself and the other Lenders (in such capacity, together with its successors in such capacity the "AGENT") and as the Issuing Bank.

                                    RECITALS:

         A. Borrower, Agent, Lenders and Issuing Bank have previously entered into that certain Credit Agreement dated as of December 7, 1999, as amended by
(a) that certain First Amendment to Credit Agreement dated as of December 31, 1999, and (b) that certain Second Amendment to Credit Agreement dated as of May 1, 2000 (the Credit Agreement as so amended is hereinafter referred to as the "AGREEMENT").

         B. Borrower, Agent, Lenders and Issuing Bank now desire to amend the Agreement (a) to add certain real property as Collateral, (b) to extend the Revolving Credit Loan Termination Date to December 31, 2000, (c) to modify certain financial covenants, (d) to modify the applicable interest rates, and
(e) to make such other modifications, in each case, as hereinafter more specifically provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 DEFINITIONS. All capitalized terms not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   AMENDMENTS

         2.1 AMENDMENT TO SECTION 1.1. Effective as of the date hereof, the following definitions in Section 1.1 of the Agreement are amended and restated to read in their entirety as follows:

                  "COLLATERAL" means the property in which liens have been granted pursuant to the Borrower Pledge Agreement and the Borrower Security Agreement or pursuant to any Subsidiary Pledge Agreement or Subsidiary Security Agreement executed by Subsidiary (including any Subsidiary added in accordance with SECTION 8.10), or pursuant to any Mortgages executed by the Borrower or any Subsidiary whether such Liens are now existing or hereafter arise.

                  "CONTINGENT LIABILITIES" means, at any particular time, the contingent liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP; provided however, solely for the purpose of SECTION 10.6, "Contingent Liabilities" will not include that portion of contingent liabilities of the Borrower incurred in connection with a transaction in which the Borrower received cash to the extent of cash received.

                  "FIXED CHARGE COVERAGE RATIO" means, for each Fiscal Quarter, the quotient determined by dividing (i) the sum of (a) EBITDA, plus (b) rent expense in each case for such Fiscal Quarter and the prior three
         (3) Fiscal Quarters, plus (c) as long as the Fiscal Quarter ended June 30, 2000 is included in the prior three (3) Fiscal Quarters, $6,900,000, and otherwise $0.00 by (ii) the sum of (x) the aggregate interest expense and rent expense of the Borrower and its consolidated Subsidiaries, plus (y) that portion of Long-Term Debt of the Borrower and its consolidated Subsidiaries that should be classified as current in accordance with GAAP, in each case for such Fiscal Quarter and the prior three (3) Fiscal Quarters.

                  "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of September 30, 2000. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                  "LEVERAGE RATIO" means, as of any Fiscal Quarter end the ratio of Funded Debt to the sum of (i) EBITDA, plus (ii) as long as the Fiscal Quarter ended June 30, 2000 is included in the prior three (3) Fiscal Quarters, $6,900,000, and otherwise $0.00, in each case for such Fiscal Quarter and the prior three (3) Fiscal Quarters.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, the Guaranties, the Borrower Security Agreement, the Borrower Pledge Agreement, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement, the Contribution and Indemnification Agreement, the Existing LC Guaranty, the Mortgages, and all other promissory notes, guaranties and other instruments, documents and agreements now or hereafter executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

                  "REVOLVING CREDIT COMMITMENT" means, as to each Lender, the obligation of such Lender to make Revolving Credit Loan Advances as described in ARTICLE II hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule 1.1(a) hereto under the heading "Revolving Credit Commitment," as the same may be reduced pursuant to Section 2.1 or 2.9 or terminated pursuant to Section 2.9 or 11.12.

                  "REVOLVING CREDIT LOAN TERMINATION DATE" means 8:00 A.M. San Francisco, California time on December 31, 2000, or such earlier date and time on which the Revolving Credit Commitments terminate as provided in this Agreement.

         2.2 ADDITIONS TO SECTION 1.1. Effective as of the date hereof, the following definitions are added to Section 1.1 of the Agreement in alphabetical order to read in their entirety as follows:

                  "MORTGAGES" means all deeds of trust, mortgages, leasehold deeds of trusts and other instruments, documents and agreements executed and delivered by the Borrower or any Subsidiary in favor of the Agent for the benefit of the Lenders, which creates a Lien on such Person's interests in the Real Property, as the same may be amended, restated, supplemented or modified from time to time.

                  "REAL ESTATE LOANS" has the meaning set forth in SECTION 2.9(b)(i).

                  "REAL PROPERTY" means, collectively, the fee owned real property, interests in fee owned real property, the real property leased and the leasehold interests in leased real property of the Borrower or any of its Subsidiaries as identified on SCHEDULE 1.1(c) attached hereto, and all improvements and fixtures thereon and all appurtenances thereto, whether now existing or hereinafter arising.

         2.3 AMENDMENT TO SECTION 2.1. Effective as of the date hereof, Section
2.1 of the Agreement is amended and restated to read in its entirety as follows:

                  Section 2.1 COMMITMENTS. Subject to the terms and conditions of this Agreement, each Lender has made one or more Revolving Credit Loan Advances to the Borrower in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Lender's Revolving Credit Commitment as then in effect, provided that the aggregate amount of all Revolving Credit Loan Advances at any time outstanding shall not exceed the Revolving Credit Commitments. The Borrower may not reborrow any amounts repaid hereunder and all amounts paid on the Revolving Credit Loan shall permanently reduce the Revolving Credit Commitment by such amount. No additional Revolving Credit Loan Advances will be requested by the Borrower or made by any Lender on or after September 30, 2000. Revolving Credit Loan Advances made by each Lender shall be made and maintained at such Lender's Applicable Lending Office.

         2.4 AMENDMENT TO SECTION 2.8. Effective as of the date hereof, Section
2.8 of the Agreement is amended and restated to read in its entirety as follows:

                  "Base Rate Margin" shall mean (i) for Revolving Credit Loan, two percent (2%) and (ii) for the Term Loan, (a) during the period commencing September 30, 2000 and ending on but not including the first Adjustment Date, two percent

         (2%) per annum, and (b) during each period, from and including one Adjustment Date to but excluding the next Adjustment Date (herein a "CALCULATION PERIOD"), the percent per annum set forth in the table below in this SECTION 2.8 under the heading "BASE RATE MARGIN" opposite the Debt to EBITDA Ratio calculated for the completed four
         (4) Fiscal Quarters which immediately preceded the beginning of the applicable Calculation Period.

         -------------------------------------------------------------- -----------------
                                   Debt to EBITDA Ratio                  Base Rate Margin
         -------------------------------------------------------------- -----------------
         Greater than or equal to 6.0 to 1.0                                    2%
         -------------------------------------------------------------- -----------------
         Greater than or equal to 4.0 to 1.0 but less than 6.0 to 1.0           1%
         -------------------------------------------------------------- -----------------
         Less than 4.0 to 1.0                                                   0%
         -------------------------------------------------------------- -----------------

                  Upon delivery of the Quarterly Certificate pursuant to SECTION 8.1(c) commencing with such Quarterly Certificate delivered at the end of the Fiscal Quarter ending on September 30, 2000, the Base Rate Margin shall automatically be adjusted as set forth in the table above, such automatic adjustment to take effect as of the first Business Day after the receipt by the Agent of the related Quarterly Certificate (each such Business Day when the Base Rate Margin is adjusted pursuant to this sentence or below, herein an "ADJUSTMENT DATE"). If the Borrower fails to deliver such Quarterly Certificate which so sets forth the Debt to EBITDA Ratio within the period of time required by
         SECTION 8.1(c), the Base Rate Margin shall automatically be adjusted to the highest applicable percentage set forth in the grid above, such automatic adjustment to take effect as of the first Business Day after the last day on which the Borrower was required to deliver the applicable Quarterly Certificate in accordance with SECTION 8.1(c) and to remain in effect until subsequently adjusted in accordance herewith upon the delivery of a Quarterly Certificate.

         2.5 AMENDMENT TO SECTION 2.9(b)(i). Effective as of the date hereof,
Section 2.9(b)(i) of the Agreement is amended and restated to read in its entirety as follows:

                  (i) On the date the Borrower or any Subsidiary receives loans from lenders secured by mortgages on restaurants or other real property owned by the Borrower or any of its Subsidiaries as of September 30, 2000 (the "REAL ESTATE LOANS"), the Revolving Credit Commitments shall automatically be reduced by the amount of such funds received, and the Borrower shall simultaneously prepay the amount by which the unpaid principal amount of the Revolving Credit Loan Advances exceeds the Revolving Credit Commitments (after giving effect to such reduction).

         2.6 ADDITION TO SECTION 5.3. Effective as of the date hereof, a new subsection (c) is added Section 5.3 of the Agreement to read in its entirety as follows:

                  (c) Upon receipt of the cash portion of Net Proceeds from the sale of any restaurants, stores or other real property owned by the Borrower or any Subsidiary as of September 30, 2000 or upon funding of any Real Estate Loan (in each case, the "SUBJECT NET PROCEEDS"), if the Revolving Credit Commitments have been reduced to $0.00, then the Borrower shall promptly prepay the outstanding Term Loan by the amount equal to 75% of the Subject Net Proceeds (less any amounts applied to the Revolving Credit Loan Advances). Upon receipt by Agent of such Subject Net Proceeds or portions thereof, the Agent will release its Lien on the Real Property which is subject of such sale or Real Estate Loan.

         2.7 ADDITION TO ARTICLE VII. Effective as of the date hereof, a new
Section 7.20 is added to Article VII of the Agreement to read in its entirety as follows:

                  Section 7.20 REAL PROPERTY. The Real Property described on
         SCHEDULE 1.1(c) attached hereto consists of all stores or restaurants owned or leased by the Borrower or any Subsidiary which each has (a) a net book value of at least $300,000 and (b) is not encumbered by a Lien other than the Lien of the Agent.

         2.8 ADDITIONS TO ARTICLE VIII. Effective as of the date hereof, new Sections 8.13 and 8.14 are added to Article VIII of the Agreement to read in their entirety as follows:

                  Section 8.13 POST-CLOSING ITEMS. If, on or before November 15, 2000, (i) the outstanding Revolving Credit Loan Advances have not been paid in full or (ii) the Borrower has not received signed commitment letters from lenders for financing or signed sale contracts from buyers for the purchase of restaurants or other real property owned by the Borrower or any Subsidiary in an aggregate amount sufficient to pay in full the outstanding Revolving Credit Loan Advances, the Borrower agrees that it shall, and shall cause each Subsidiary, to:

                           (a) Use its commercially reasonable best efforts to
                  obtain and deliver to the Agent on or before December 31, 2000 from each landlord of each leased Real Property, consents to the grant by the Borrower and the Subsidiaries of a Lien to the Agent in the leased Real Property and other agreements from such landlord, in each case in form and substance reasonably satisfactory to the Agent;

                           (b) Deliver to the Agent as soon as available but in
                  any event on or before December 31, 2000, with respect to each parcel of the Real Property, a title insurance commitment issued by a title insurance company selected by the Borrower and reasonably acceptable to the Agent, and all documentation evidencing any exceptions to title reflected thereon, all of which shall be in form and substance reasonably satisfactory to the Agent;

                           (c) Deliver to the Agent on or before December 31,
                  2000, with respect to each parcel of the Real Property, a survey of such Real Property and certified by a licensed surveyor selected by the Borrower and reasonably acceptable to the Agent, in form and substance reasonably satisfactory to the Agent;

                           (d) Deliver to the Agent as soon as available but in
                  any event on or before December 31, 2000, with respect to each parcel of the Real Property, a phase I environmental report for such Real Property, prepared by a third party environmental engineer selected by the Borrower and reasonably acceptable to the Agent;

                           (e) Deliver to the Agent as soon as available but in
                  any event on or before December 31, 2000, with respect to each parcel of the Real Property, an appraisal for such Real Property by a licensed appraiser selected by the Agent in form and substance satisfactory to the Agent;

                           (f) Deliver to the Agent as soon as available but in
                  any event on or before February 15, 2001, with respect to each parcel of the Real Property, a lender's title insurance policy (together with any required endorsements thereto) issued by a title insurer selected by the Borrower and reasonably satisfactory to the Agent in an amount equal to the fair market value of the underlying property as determined by the appraisal described in SUBSECTION (e) above; and

                           (g) Deliver to the Agent such additional approvals,
                  opinions, documents, instruments or agreements related to the items described in CLAUSES (a) through (f) above as the Agent may reasonably request.

                  Section 8.14 LANDLORD WAIVERS. With respect to all locations of Collateral and on or before December 31, 2000, the Borrower shall, and shall cause each Subsidiary to, use its commercially reasonable best efforts to cause each landlord of real property leased by the Borrower or any Subsidiary to execute and deliver instruments satisfactory in form and substance to the Agent by which landlord waives or subordinates its rights, if any, in the Collateral.

         2.9 AMENDMENT TO SECTION 9.5(e). Effective as of the date hereof,
Section 9.5(e) of the Agreement is amended and restated to read in its entirety as follows:

                  (e) (i) loans to Schlotzsky's National Advertising Association, Inc. not to exceed $8,000,000 for the Fiscal Quarter ending September 30, 2000 and $7,000,000 thereafter, and (ii) loans to Schlotzsky's N.A.M.F., Inc. not to exceed $500,000 in the aggregate at any time outstanding; provided that such loans are evidenced by promissory notes, which original promissory notes shall be endorsed and delivered to the Agent in accordance with the Loan Documents;

         2.10 AMENDMENT TO SECTION 10.1. Effective as of the date hereof,
Section 10.1 of the Agreement is amended and restated to read in its entirety as follows:

                  Section 10.1 CONSOLIDATED WORKING CAPITAL. As of the last day of any Fiscal Quarter, the Borrower will maintain a Consolidated Working Capital of not less than (a) $4,500,000 for the Fiscal Quarter ending September 30, 2000 and (b) $10,000,0000 thereafter, in each case minus any payments made pursuant to SECTION 5.3(c) of this Agreement.

         2.11 AMENDMENT TO SECTION 10.2. Effective as of the date hereof,
Section 10.2 of the Agreement is amended and restated to read in its entirety as follows:

                  Section 10.2 LEVERAGE RATIO. As of the last day of any Fiscal Quarter, the Borrower will maintain a Leverage Ratio of not greater than (a) 3.35 to 1.00 beginning as of the Fiscal Quarter ending September 30, 2000 through and including the Fiscal Quarter ending June 30, 2001, (b) 3.00 to 1.00 for the Fiscal Quarter ending September 30, 2001 and (c) 2.75 to 1.00 thereafter.

         2.12 AMENDMENT TO SECTION 10.3. Effective as of the date hereof,
Section 10.3 of the Agreement is amended and restated to read in its entirety as follows:

                  Section 10.3 CONSOLIDATED NET WORTH. As of September 30, 2000, the Borrower will maintain a Consolidated Net Worth in an amount not less than Seventy-Two Million Dollars ($72,000,000), and for the last day of each Fiscal Quarter thereafter, not less than the sum of (i) the minimum Consolidated Net Worth required for the prior Fiscal Quarter, plus (ii) 100% of Consolidated Net Income (not less than zero dollars [$0.00]) for the Fiscal Quarter then ended.

         2.13 AMENDMENT TO SECTION 10.4. Effective as of the date hereof,
Section 10.4 of the Agreement is amended and restated to read in its entirety as follows:

                  Section 10.4 FIXED CHARGE COVERAGE RATIO. As of the last day of any Fiscal Quarter, the Borrower will maintain a Fixed Charge Coverage Ratio for the preceding four (4) Fiscal Quarters then ended of not less than (a) 1.10 to 1.00 beginning as of the Fiscal Quarter ending September 30, 2000 through and including the Fiscal Quarter ending June 30, 2001, (b) 1.20 to 1.00 for the Fiscal Quarter ending September 30, 2001 and (c) 1.35 to 1.00 thereafter.

         2.14 AMENDMENT TO SECTION 10.5. Effective as of the date hereof,
Section 10.5 of the Agreement is amended and restated to read in its entirety as follows:

                  Section 10.5 CAPITAL EXPENDITURES. The Borrower will not permit the aggregate amount of Capital Expenditures of Borrower and the Subsidiaries to exceed (a) $6,000,000 during the Fiscal Year ending December 31, 2000, (b) $9,000,000 during the Fiscal Year ending December 31, 2001, and (c) $6,000,000 during any Fiscal Year thereafter.

         2.15 AMENDMENT TO SECTION 10.6. Effective as of the date hereof,
Section 10.6 of the Agreement is amended and restated to read in its entirety as follows:

                  Section 10.6 CONTINGENT LIABILITIES. The Borrower will not permit at any time the aggregate amount of Contingent Liabilities to exceed (a) $32,000,000 as of September 30, 2000 through and including December 30, 2000 and (b) $30,000,000 thereafter.

         2.16 TERMINATION OF LC COMMITMENT. The Borrower and the Lenders agree that each Lender's LC Commitment under the Agreement is terminated.

         2.17 AMENDMENT TO SCHEDULE 1.1(a). Effective as of the date hereof, all references in the Agreement to "Schedule 1.1(a)" shall be deemed to be references to the SCHEDULE 1.1(a) attached hereto.

         2.18 ADDITION OF SCHEDULE 1.1(c). Effective as of the date hereof, all references in the Agreement to "Schedule 1.1(c)" shall be deemed to be references to the SCHEDULE 1.1(c) attached hereto.

         2.19 AMENDMENT TO SCHEDULE 7.14. Effective as of the date hereof, all references in the Agreement to "Schedule 7.14" shall be deemed to be references to the SCHEDULE 7.14 attached hereto.

         2.20 AMENDMENT TO SCHEDULE 9.5(g). Effective as of the date hereof, all references in the Agreement to "Schedule 9.5(g)" shall be deemed to be references to the SCHEDULE 9.5(g) attached hereto.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         3.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

                           (i) This Amendment executed by all parties hereto;

                           (ii) Mortgages on the Real Property executed by the
                  Borrower and its Subsidiaries, in form and substance satisfactory to the Agent;

                           (iii) Resolutions of the Board of Directors of the
                  Borrower certified by its secretary or assistant secretary which authorize the execution, delivery and performance by the Borrower of this Amendment, the Mortgages and the other Loan Documents executed in connection herewith;

                           (iv) A certificate of incumbency certified by the
                  secretary or the assistant secretary of the Borrower certifying the names of the officers thereof authorized to sign this Amendment, the Mortgages and the other Loan Documents together with specimen signatures of such officers;

                           (v) Resolutions of the Board of Directors or
                  comparable authority of each of the Obligated Parties certified by its secretary or assistant secretary which authorize the execution, delivery and performance by each of the Obligated Parties of this Amendment, the Mortgages and the Loan Documents executed in connection herewith; and

                           (vi) A certificate of incumbency certified by the
                  secretary or the assistant secretary of each Obligated Party certifying the names of the officers thereof authorized to sign this Amendment, the Mortgages and the other Loan Documents together with specimen signatures of such officers.

                  (b) No Default. No Default shall have occurred and be continuing.

                  (c) Representations and Warranties. All of the representations and warranties contained in Article VII of the Agreement, as amended hereby and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

                  (d) Amendment Fee. Borrower shall have paid to the Agent for the benefit of the Lenders an amendment fee in the amount of $58,013.56.

                  (e) Additional Documentation. The Agent shall have received such additional approvals, opinions or documents as the Agent may request.

                                   ARTICLE IV

                                 LIMITED WAIVER

         4.1 LIMITED WAIVER. By execution of this Amendment, Agent and the Lenders waive any Events of Default which would arise under the Agreement solely by reason of Borrower's failure to comply with the notification requirements and delivery of certain documents pursuant to Section 8.10 of the Agreement with respect to Schlotzsky's Brands I, L.L.C., a Delaware limited liability company, and Schlotzsky's Brand Products, L.P., a Texas limited partnership (collectively, the "SB EVENTS OF DEFAULT"). Except as otherwise specifically provided for in this SECTION 4.1, nothing contained herein shall be construed as a waiver by the Agent or any Lender of any covenant or provision of the Agreement, the other Loan Documents, this Amendment, or any other contract or instrument among the Borrower, the Agent and the Lenders, and the failure of the Agent or any Lender at any time or times hereafter to require strict compliance by Borrower of any provision thereof shall not waive, affect or diminish any right of the Agent or any Lender to thereafter demand strict compliance therewith. The Agent and the Lenders reserve all rights granted under the Agreement, the other Loan Documents, this Amendment and any other contract or instrument among the Borrower, the Agent and the Lenders.

                                    ARTICLE V

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders, Issuing Bank and Agent agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.2 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Lenders, Agent and Issuing Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) except for the SB Events of Default, the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (iii) except for the SB Events of Default, no Default has occurred and is continuing, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders, Agent or Issuing Bank or any closing shall affect the representations and warranties or the right of the Lenders, Agent or Issuing Bank to rely upon them.

         6.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         6.3 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.4 APPLICABLE LAW. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Austin, Travis

County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         6.5 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Lenders, Agent, Issuing Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

         6.6 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.7 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [Remainder of Page Intentionally Left Blank]

         Executed as of the date first written above.

                             BORROWER:

                             SCHLOTZSKY'S, INC.


                             By:
                                -------------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------

                             Address for Notices:

                             203 Colorado St.
                             Austin, TX  78701
                             Fax No.:  (512) 236-3650
                             Telephone No.:  (512) 236-3600
                             Attention:  Chief Financial Officer


                             AGENT, ISSUING BANK AND LENDER:

                             WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION



                             By:
                                -------------------------------------------
                                    Keith Smith
                                    Vice President

                             Address for Notices:

                             111 Congress Avenue, Suite 300
                             Austin, TX  78701
                             Fax No.:  (512) 344-7318
                             Telephone No.:  (512) 344-7011
                             Attention:  Keith Smith

                             OTHER LENDERS:

                             FROST NATIONAL BANK


                             By:
                                -------------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------

                             Address for Notices:

                             2728 North Harwood, Suite 100
                             Dallas, TX  75201
                             Fax No.:  (214) 515-4955
                             Telephone No.:  (214) 515-4907
                             Attention:  Shannon Bettis


                             TEXAS CAPITAL BANK, NATIONAL
                             ASSOCIATION



                             By:
                                -------------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------

                             Address for Notices:

                             2100 McKinney Avenue, Suite 900
                             Dallas, TX  75201
                             Fax No.:  (214) 932-6604
                             Telephone No.:  (214) 932-6675
                             Attention:  Tim Monter

                            OBLIGATED PARTIES CONSENT

         Each of the undersigned Obligated Parties (i) consent and agree to this Amendment; and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Obligated Party enforceable against it in accordance with their respective terms.

                            OBLIGATED PARTIES:

                            RAD ACQUISITION CORP.
                            SCHLOTZSKY'S REAL ESTATE, INC.
                            SCHLOTZSKY'S RESTAURANTS, INC.
                            DFW RESTAURANT TRANSFER CORP.
                            SCHLOTZSKY'S EQUIPMENT CORPORATION
                            SREI TURNKEY DEVELOPMENT, L.L.C.
                            56TH & 6TH, INC.
                            SCHLOTZSKY'S BRANDS, INC.


                             By:
                                -------------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------


                            SCHLOTZSKY'S BRANDS I, L.L.C.


                             By:
                                -------------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------


                            SCHLOTZSKY'S BRAND
                            PRODUCTS, L.P.

                            By:    Schlotzsky's Brands, Inc.,
                                   as general partner


                                   By:
                                      -------------------------------------
                                         Name:
                                              -----------------------------
                                         Title:
                                               ----------------------------



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